SUPPLEMENT DATED FEBRUARY 27, 2026 TO THE CURRENT
SUMMARY PROSPECTUS AND STATUTORY PROSPECTUS FOR:
Invesco Technology Fund
Invesco V.I. Technology Fund
(each a “Fund” and collectively the “Funds”)
This supplement amends the Summary Prospectuses and Statutory Prospectuses of the above referenced Funds and is in addition to any other supplement(s). You should read this supplement in conjunction with the Summary Prospectuses and Statutory Prospectuses and retain it for future reference.
Effective February 27, 2026:
1. The following information replaces in its entirety the table appearing under the heading “Management of the Fund” in the Summary and Statutory Prospectuses:
Portfolio Managers	Title	Length of Service on the Fund
Tony Hipple, CFA	Portfolio Manager	2026

Ash Shah, CFA	Portfolio Manager	2022

2. The following information replaces in its entirety the information appearing under the heading "Fund Management – Portfolio Manager" in the Statutory Prospectus:
Portfolio Managers
The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:
▪
Tony Hipple, CFA, Portfolio Manager, who has been responsible for the Fund since 2026 and has been associated with Invesco and/or its affiliates since 2022. From 2018 to 2022, he was associated with Channing Capital Management where he served as a Portfolio Manager and senior research analyst for small- and mid-cap strategies.
▪
Ash Shah, CFA, Portfolio Manager, who has been responsible for the Fund since 2022 and has been associated with Invesco and/or its affiliates since 2019. From 2006 to 2019, Mr. Shah was associated with OppenheimerFunds, a global asset management firm.
More information on the portfolio managers may be found at www.invesco.com/us. The website is not part of this prospectus.
The Fund’s SAI provides additional information about the portfolio managers’ investments in the Fund, a description of the compensation structure and information regarding other accounts managed.
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